SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 17, 2003

RUBIO’S RESTAURANTS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-26125	33-0100303

(State of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1902 Wright Place, Suite 300, Carlsbad, California		92008

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:	(760) 929-8226

NOT APPLICABLE

(Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events and Required FD Disclosure. On July 17, 2003, Rubio’s Restaurants, Inc. (the “Company”) issued a press release announcing preliminary results of its quarter ended June 29, 2003 (the “Press Release”). A copy of the Press Release is attached as Exhibit 99.1 hereto.

Item 7.    Financial Statements and Exhibits.

Exhibit

99.1	Press release dated July 17, 2003.

Item 9. Regulation FD Disclosure. As disclosed above, on July 17, 2003, the Company issued the Press Release, a copy of which is attached as Exhibit 99.1 hereto.

This information furnished under “Item 9. Regulation FD Disclosure” is intended to be furnished under “Item 12. Results of Operations and Financial Condition” in accordance with SEC Release 33-8216.

* * *

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 17, 2003

RUBIO’S RESTAURANTS, INC.

	By:	/s/ John Fuller John Fuller Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated July 17, 2003.